Zurich Advantage III

Supplement dated June 14, 2024

to the

Prospectus dated April 26, 2024

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

Effective immediately, the current expense for the Fidelity VIP Index 500 Portfolio is revised from 0.10% to 0.09%. As a result of this expense update, the below revisions are made to your prospectus.

In the section of your prospectus titled, “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”, the current disclosure under “Ongoing Fees and Expenses (annual charges)” is deleted and replaced with the following:

The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. If you take a loan under the Contract, you will incur interest on outstanding loan amounts.

Annual Fee	Minimum	Maximum
Base Contract[1]	1.32%	1.32%
Investment Options[2] (Fund fees and expenses)	0.09%	1.36%
Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)[3]	0.15%	0.40%

1 As a percentage of average daily Contract Value allocated to the Sub-accounts. Includes the $30 annual records maintenance charge.

2 As a percentage of Portfolio average daily net assets.

3 As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increases costs.

Lowest Annual Cost: $1,242.45	Highest Annual Cost: $2,548.95

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of Portfolio Company fees and expenses

•   No optional benefits

•   No loans

•   No sales charges

•   No additional Purchase Payments, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of optional benefits and Portfolio Company fees and expenses

•   No loans

•   No sales charges

•   No additional Purchase Payments, transfers or withdrawals

Under the “FEE TABLES” section of your prospectus, the Annual Portfolio Expense table at the end of the section is deleted and replaced with the following:

	Minimum	Maximum

Annual Portfolio Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).	0.09%	1.36%

Under the “EXAMPLE” section of the prospectus, the table after the second paragraph is deleted and replaced with the following:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$962	$1,632	$2,310	$4,335

(2)	a. If you annuitize your Contract at the end of the applicable time period under Annuity Option 1 for a period of less than 5 years(5):

1 year	3 years	5 years	10 years
$418	$1,263	$2,123	$4,335

b. If you annuitize your Contract at the end of the applicable time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of less than 5 years or more(1):

1 year	3 years	5 years	10 years
$962	$1,632	$2,310	$4,335

(3)	If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$418	$1,263	$2,123	$4,335

(1)	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3, or 4, or under Annuity Option 1 for a period of five years or more. See “THE ANNUITY PERIOD – Annuity Options.”

In your prospectus, under the section “Appendix A Portfolios Available Under the Contract,” the information in the table for the Fidelity VIP Index 500 Portfolio is deleted and replaced with the following:

Portfolio Objective	Portfolio Name Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of December 31, 2023)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio – Initial Class Advised by Fidelity Management & Research Company (“FMR”) and sub-advised by Geode Capital Management, LLC (Geode)	0.09%	26.19%	15.56%	11.92%

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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